

VIVOPOWER INTERNATIONAL PLC

Investor Presentation

11 August 2016

DISCLAIMER

In connection with the proposed business combination, VivoPower International PLC ("VivoPower") intends to file a Registration Statement on Form F-4 (the "Registration Statement") with the United States Securities and Exchange Commission ("SEC") which will include a proxy statement/prospectus that is both the proxy statement to be distributed to holders of Arowana Inc. ("ARWA") ordinary shares and warrants in connection with the solicitation by ARWA of proxies for the vote by the shareholders on the business combination and the vote by the warrantholders on a proposed amendment to the warrant agreement, as well as the prospectus covering the registration of the proposed issuance of ordinary shares to be issued in the business combination. ARWA will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders and warrantholders as at the record date to be established for the special meetings of ARWA shareholders and warrantholders in connection with the proposed business combination. ARWA's shareholders and warrantholders and other interested persons are advised to read the proxy statement/prospectus, when available, because the proxy statement/prospectus will contain important information about VivoPower, ARWA, the proposed business combination and the proposed warrant agreement amendment. Shareholders and warrantholders may obtain copies of the Registration Statement, when available, which will include the proxy statement/prospectus, without charge, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Arowana Inc., Level 11, 153 Walker Street, North Sydney, NSW 2060, Australia, Attention: Kevin Chin.

This communication is only being distributed to, and is only directed at (i) persons who are outside the United Kingdom; or (ii) persons having professional experience in matters relating to investments who fall within the definition of "investment professionals" in Article 19(5) of the UK Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 ; or (iii) high net worth bodies corporate, unincorporated associations and partnerships and trustees of high value trusts as described in Article 49(2) of the UK Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (all such persons in (i) to (iii) above being referred to as "relevant persons"). The securities to be offered in connection with the business combination are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such securities will be engaged in only with relevant persons, and any person who is not a relevant person should not rely on or act upon this communication.

This presentation is not an offer to sell, or the solicitation, invitation or recommendation to purchase, any securities and neither this presentation nor anything contained in it forms the basis of any contract or commitment. The offer of securities in VivoPower will be made under the Registration Statement to be issued by VivoPower, which describes the terms of the offer. Neither this presentation nor the Registration Statement is a disclosure document or product disclosure statement in accordance with Chapters 6D and 7 (respectively) of the Corporations Act, 2001 (Cth). Neither this presentation nor the Registration Statement has been or will be lodged with ASIC, or otherwise. The offer the subject of the Registration Statement will not be available for acceptance by retail investors in Australia.

The information provided in the presentation is factual information or general advice, should not be considered personal advice nor is not intended to be used as the basis for making an investment decision. The information provided does not take into account your objectives, financial situation or particular needs. We strongly suggest that you seek financial advice before making any financial or investment decisions.

No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions contained in this presentation. To the maximum extent permitted by law, none of ARWA, VivoPower or Arowana International Limited, their related bodies corporate, affiliates, shareholders or respective directors, officers, employees, agents or advisors, nor any other person accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of information contained in this presentation.

This presentation includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "forecast", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters and includes statements regarding future financial and operating performance. Such forward looking statements include statements with respect to financial and operating performance, strategies, prospects and other aspects of the businesses of ARWA, VivoPower and the combined company after completion of the proposed business combination, and are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the contribution agreement; (2) the outcome of any legal proceedings that may be instituted against ARWA, VivoPower or others following announcement of the contribution agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the contribution agreement due to the failure to obtain approval of the shareholders of ARWA, or satisfy other conditions to closing in the contribution agreement; (4) the ability to meet Nasdaq's listing standards following the business combination; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that VivoPower may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties described in the Registration Statement, when available, including those under "Risk Factors" therein, and other filings with the SEC by ARWA. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and ARWA and VivoPower undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Non-IFRS Financial Measures. This presentation also includes forecasted 2017, 2018 and 2019 and historical 2016 pro forma EBITDA, EBIT, Underlying NPAT and Abnormal Items, as well as the concepts of net debt and enterprise value, which are non-International Financial Reporting Standards ("non-IFRS") financial measures. EBITDA is calculated as earnings before interest and taxes plus depreciation and amortization. EBIT is calculated as earnings before interest and taxes, Underlying NPAT is calculated as net income after tax adding back Abnormal Items. Net debt is calculated as borrowings excluding non-recourse construction financing for BTO solar projects that are already contracted for sale less cash and cash equivalents, while enterprise value is calculated as market capitalization plus net debt less investments in surplus assets. VivoPower's management uses these non-IFRS measures to compare VivoPower's performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and VivoPower's board of directors. VivoPower believes that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the VivoPower's financial measures with other solar power companies, many of which present similar non-IFRS financial measures to investors. Management of VivoPower does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they exclude significant expenses and income that are required by IFRS to be recorded in VivoPower's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-IFRS financial measures. In order to compensate for these limitations, management presents non-IFRS financial measures in connection with IFRS results. You should review the financial statements and other financial information of VivoPower in the proxy statement/prospectus included in the Registration Statement, when available, and not rely on any single financial measure to evaluate VivoPower's business. Please refer to the Appendices for a reconciliation of these non-IFRS financial measures to the most directly comparable IFRS financial measures.

Market & Industry Data. The market and industry data contained in this presentation are based on VivoPower's own estimates, internal research, surveys and studies conducted by third parties and industry and general publications and, in each case, are believed by VivoPower's management to be reasonable estimates. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. As a result, we do not guarantee the accuracy and completeness of this data.

Disclaimer. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation. ARWA and its directors and officers, EarlyBirdCapital, Inc., the managing underwriter in ARWA's initial public offering, and VivoPower and its directors and officers may be deemed participants in the solicitation of proxies to ARWA's shareholders with respect to the business combination and ARWA's warrantholders in connection with the proposed amendment to the warrant agreement. A list of the names of those directors and officers and a description of their interests in ARWA is contained in ARWA's prospectus dated April 30, 2015, which was filed with the SEC on May 1, 2015, and will also be contained in the definitive proxy statement/prospectus for the proposed business combination when available.

AGENDA

TRANSACTION SUMMARY

Transaction Overview	
	• VivoPower International PLC (VivoPower) is entering into a business combination with Arowana Inc. (ARWA) • ARWA is a NASDAQ listed SPAC (Special Purpose Acquisition Company) with US$84m cash held in trust • Headquartered in London, VivoPower is a global solar power company • VivoPower is currently a wholly owned subsidiary of Arowana International Limited (AWN), an Australian Securities Exchange (ASX) listed company and an affiliate of ARWA's officers and directors • AWN and its controlled entities are expected to own between 30% and 46% of VivoPower shares following the business combination(1) • Subject to ARWA and AWN shareholder approval, VivoPower will be listed on the NASDAQ • VivoPower may also consider seeking to dual list on the ASX in due course
Transaction Valuation	• Transaction enterprise valuation is US$162m (based on US$10.20 implied share price) • Based on forecast FY17 pro forma EBIT(2) of US$17.6m, this implies a 9.2x EBIT multiple • Enterprise valuation is a discount to comparable companies especially given growth trajectory
Transaction Key Dates	• 11 Aug: announcement of execution of definitive agreement • 18 Aug: filing of Form F-4 Registration Statement and Proxy (note: date subject to change) • 1 Nov: shareholder vote to approve business combination (note: date subject to change)

(1) Includes dilution impact of Unit Purchase Option on issue to EarlyBirdCapital, Inc. (EBC UPO) as if exercised at a $10.20 VivoPower share price
(2) EBIT is a non-IFRS measure. See the Appendices for a reconciliation of EBIT to the most comparable IFRS financial measure

OVERVIEW OF PROPOSED IBC TRANSACTION STRUCTURE



VivoPower International PLC
Shares
Cash (A)
ARWA
(B)
(C)
VivoPower USA & VivoPower UK
VivoPower Australia (inc. VivoPower Asia)
Aevitas

Key Transaction Elements

A. VivoPower is proposing an initial business combination (IBC) with ARWA, under which it will issue shares to ARWA in exchange for cash

B. VivoPower has executed agreements to acquire VivoPower Australia, subject to the closing of the IBC with ARWA

C. VivoPower has also executed agreements to acquire Aevitas for cash consideration, subject to the closing of the IBC with ARWA

Notes:
1. VivoPower International PLC is the holding company entering into the initial business combination with ARWA
2. VivoPower USA and VivoPower UK are wholly owned divisions of VivoPower International PLC
3. VivoPower Australia incorporates VivoPower Asia and covers activities in Australia, NZ, the Pacific Islands and Asia
4. Aevitas is an Australian based energy services business (www.aevitas.com.au)

OVERVIEW OF VIVOPOWER INTERNATIONAL PLC

VivoPower is a global next generation solar PowerCo 2.0 company...

...that currently operates a Build, Transfer, Operate (BTO) business model...

...to establish and grow a PPA[1] backed solar power asset base in a capital efficient manner...

...that will enable it to sell DG[2] power and big data driven energy services to CIG[3] customers

VivoPower's revenue model is akin to an enterprise software model with an expanding installed solar power asset base fueling a growing recurring long term revenue and free cashflow (FCF) stack with further growth upside from technological innovation and the digitization of power

[1] Power Purchase Agreement
[2] Distributed Generation
[3] Commercial, Industrial and Government

KEY INVESTMENT MERITS

Strong industry tailwinds	• Confluence of declining costs, political support in key markets and a groundswell of boardroom and community support for clean power will accelerate the take-up of solar PV, driving sustainable growth
Large global addressable market	• Business model, product and service offering is easily scalable and relevant to a diverse range of customers and across geographies
Recurring contracted revenues	• As installed asset base grows, we expect that an increasing share of revenue base will be derived from power support services under long term contracts, delivering an increasing stream of recurring cashflows
Capital efficient business model	• BTO (build, transfer, operate) business model is capital efficient and ensures VivoPower delivers a superior ROIC (return on invested capital) relative to other renewable energy players
Diversified, coherent offering	• Diverse yet complementary segments strategically position VivoPower to take advantage of the 3 phases of industry disruption: (i) mass solar & storage adoption; (ii) DG proliferation; (iii) digitization of power
Diverse team composition	• VivoPower's team comprises a diverse mix of project and corporate finance professionals, engineers, technologists and project management executives with deep renewables sector experience

KEY INVESTMENT RISKS AND MITIGANTS

Risk	Potential risks have been carefully considered and mitigated
Emergence of new power competitors	• Risk of new players taking customers away from VivoPower • Mitigant: the global solar addressable market is very large and growing rapidly (and able to accommodate new players)
Adverse political & regulatory changes	• Adverse change to supportive political and regulatory climate could impact VivoPower's growth profile • Mitigant: input costs in the solar PV sector continue to decline rapidly and will not need to rely on regulatory support • Mitigant: a global strategy ensures VivoPower can withstand negative headwinds in any single jurisdiction
New power generation technology displaces solar	• Risk that new power generation technology displaces solar as cheaper form of power generation • Mitigant: highly improbable that solar is displaced given zero marginal cost of solar power • Mitigant: solar projects benefit from long term contracts with fixed or increasing revenues with creditworthy counterparties
Pipeline conversion rate	• Significant portion of earnings are derived from upfront revenues which rely on continued pipeline conversion • Mitigant: a global team has been built with deep in-country relationships to ensure ongoing pipeline growth • Mitigant: VivoPower's earnings are also complemented by long-term contracted revenues which are recurring in nature • Mitigant: existing pipeline requires low conversion rate to substantiate revenue projections

KEY INVESTMENT RISKS AND MITIGANTS

Risk	Potential risks have been carefully considered and mitigated
Solar asset underperformance	• Underperformance of assets could adversely impact power support service revenues & power generation revenues • Mitigant: experienced team & rigorous investment committee processes are in place • Mitigant: strict warranties & performance guarantees with suppliers & contractors ensure equipment performance • Mitigant: robust asset management capabilities to ensure long term performance
Inability to arrange external financing	• Inability to secure external financing for projects could adversely impact growth and earnings • Mitigant: VivoPower's team has strong relationships with financiers globally & a proven track record of financing • Mitigant: solar generation projects are very attractive to a deep and growing pool of bank and institutional lenders
Inability to rollout new services	• Inability to roll out future offerings such as energy efficiency & smart power may negatively impact the business model • Mitigant: strategy & execution plans are already in place for the introduction of future offerings at the right time
Cleantech investments uncommercial	• Risk that future cleantech investments cannot be commercialised, adversely impacting long-term profitability • Mitigant: VivoPower will only make cleantech investments via a fund structure that it manages • Mitigant: VivoPower's existing platform is profitable and growth prospects remain strong without such investments

TRANSACTION VALUATION OVERVIEW

Transaction Valuation

	US$ closing
Shares outstanding (1)	17,036,254
Amount in trust per public share	$10.20
Implied equity value	**173,769,791**
Debt (2)	13,100,000
Cash (2)	10,289,013
Surplus assets (3)	14,910,037
Enterprise value (4)	**161,670,741**

(1) Includes dilution impact of EBC UPO as if exercised at a $10.20 VivoPower share price
(2) Management estimated forecast debt and cash balances at 31 December 2016. Forecast debt excludes non-recourse construction financing for BTO solar projects that are already contracted for sale
(3) Defined as VivoPower's equity invested in projects pending sale. The amount reflects management's estimate as at 31 December 2016
(4) Calculated as equity value, plus debt, less cash, less surplus assets

Implied multiple (EV/EBIT) (5)



9.2x
7.5x
6.1x
FY17
FY18
FY19

(5) Based on pro forma VivoPower EBIT. Note: EBIT is a non-IFRS measure. See the Appendices for a reconciliation of EBIT to the most comparable IFRS financial measure

Implied valuation is at a discount to comparable companies' trading multiples whilst forecast growth rate is based on conservative pipeline conversion

POST IBC GROUP STRUCTURE & OWNERSHIP OVERVIEW

Post IBC Group Structure


VivoPower International PLC
100%
VivoPower International Services Limited
100%
80.12%
99.98%
VivoPower USA
VivoPower Australia
19.88%
Aevitas
100%
VivoPower Asia

Note: Excludes non-voting management equity compensation shares under issue by VivoPower International Services Limited

Pro Forma Ownership at Closing (max redemptions)


VivoPower Shareholders (2), 44%
ARWA Public Holders (1), 40%
ARWA Insider Holders, 16%

Pro Forma Ownership at Closing (no redemptions)


VivoPower Shareholders (2), 28%
ARWA Public Holders (1), 56%
ARWA Insider Holders, 16%

(1) ARWA Public Holder ownership includes shares issued to ARWA shareholders, warrantholders and rights holders, and under the EBC UPO as if exercised at a $10.20 VivoPower share price

(2) Refers to shareholders of VivoPower and VivoPower Australia prior to completion of the initial business combination

AGENDA

VIVOPOWER HAS OFFICES AND PERSONNEL IN KEY GEOGRAPHIES...


San Francisco
Dallas
New York
Dublin
London
Manila
Singapore
Perth
Sydney

Profile of VivoPower International PLC	
Headquarters	London, UK
Proposed Listing	NASDAQ[1]
Employees[2]	128
Year End	31 March
FY17 Revenue[3]	US$47.9m
FY17 EBIT[3]	US$17.6m
FY16 Total Assets[4]	US$82.0m
FY16 Net Assets[4]	US$58.4m
FY16 Net Debt[4]	US$0.9m

(1) VivoPower may also consider seeking to dual list on the ASX in due course
(2) Management estimate of pro forma employees (on a full-time equivalent basis) had the business combination occurred on 31 March 2016
(3) Revenue and EBIT are calculated on a pro forma basis (refer to the Appendices for further details). EBIT is a non-IFRS financial measure, refer to the Appendices for a reconciliation to the most comparable IFRS financial measure
(4) Calculated on a pro forma basis (refer to the Appendices for further details). Net debt is a non-IFRS measure, here calculated as borrowings less cash and cash equivalents

...AND IS FOCUSSED ON SELECTED GLOBAL MARKETS



Primary focus on OECD and ASEAN countries ...



... where grid parity exists or will soon exist ...



... for CIG and selected utility scale solar systems

VIVOPOWER IS BUILDING A GLOBAL SOLAR POWER PLATFORM...

Current revenue streams

Power support services
Recurring asset monitoring, performance management and production optimization under long term contracts using next generation solar analytics technology

Rooftop CIG BTO sales
Structuring, corporate advisory, project financing, engineering design, equipment procurement and project management for rooftop CIG solar projects with PPAs

Groundmount Utility BTO sales
Structuring, corporate advisory, project financing, engineering design, equipment procurement and project management for groundmount utility scale solar projects with PPAs

Future revenue streams

Energy efficiency & storage services
PPA financing solutions for LED and storage plus other energy solutions including energy audits as well as preventative and condition based asset maintenance

Smart green power services
Demand side management, renewable energy credits trading and other holistic big data driven energy management solutions for CIG customers (including power wheeling)

Technology & new energy investments
Development and ownership of proprietary energy technology including off-grid and remote energy solutions through managed investment vehicles

...THAT DELIVERS VALUE TO SOLAR DEVELOPERS & ASSET OWNERS

Projects developers need project finance and other skills

- Pipeline qualification is a key skill in order to identify what can be financed
- Negotiating project rights requires strong M&A, valuation and corporate finance skills

Renewable power project financing is complex

- Project financing often not available without a long term PPA contract
- US tax equity financiers need independent engineer (IE) sign off
- Construction finance can be prohibitively expensive
- Project finance modelling is complex and needs to reconcile with engineering design and procurement
- Strong legal, tax, accounting and structuring skills are also essential



Developers
EPC Firms
Equipment OEMs
Hedge Funds
Tax Equity Financiers
Construction Financiers
Project Financiers
Solar REITs
IPPs
UK Securitization
UK IHT Funds
Australian SMSFs
Australian Pension Funds
Asian Pension Funds
vivopower

Universe of yield seeking asset owners is large and growing

- Long term asset owners prefer to buy de-risked operating assets
- Furthermore, most asset owners do not have the appetite nor skills to qualify developer pipelines, then negotiate and structure acquisition of project rights, arrange project financing, engineering and design
- Complex cross border legal, tax, accounting and structuring considerations typically need to be resolved
- Asset owners also want asset operation, maintenance and optimization services incorporating technology and big data based solutions

VivoPower's team comprises a diverse global mix of project financiers, engineers, procurement specialists, corporate financiers, asset managers, technologists and data scientists

VIVOPOWER SITS IN THE "SWEET SPOT" OF THE INDUSTRY VALUE CHAIN

Business model	Growth rate	Recurring income	Capital efficiency	Tech literacy	Group agility	Regulatory flexibility	Green energy	Comments
Utility 1.0	○	●	◔	○	○	○	◔	Traditional utilities; regulated and slow moving
Green DevCo	◑	○	◔	◔	●	◕	●	Development companies; high risk and lumpy revenues
Green YieldCo	◔	●	◔	◔	◕	◑	●	Yield companies / REITs; dependent on capital markets
Green IPP	◑	◑	◔	◔	◑	◑	●	Independent power producers; significant merchant exposure
PowerCo 2.0	●	◕	●	●	●	◕	●	VivoPower International PLC

VivoPower's strategy is to build a high growth next generation green energy company that is based on distributed energy, intelligence, data and information with lower capital intensity than traditional players and increasing recurring income and FCFs

○ Low ● High

VIVOPOWER HAS A WELL DEFINED GROWTH STRATEGY...



2016
2017
2018
Stacked Revenue $
Recurring power support services and asset optimization and management revenue (which multiplies as installed solar power asset base grows)
Technology & New Energy
Smart Green Power Services
Energy Efficiency & Storage Services
CIG Solar Systems BTO Sales
Utility Solar Systems BTO Sales
Addressable revenue opportunities will grow exponentially as VivoPower expands its service offering over time to match the 3 disruptive phases of the energy industry evolution being (i) mass solar energy and storage adoption and build up of assets; (ii) distributed generation (DG) proliferation; and (iii) digitization of power
Total revenue stack
Technology and New Energy
Smart Green Power Services
Energy Efficiency & Storage Services
CIG Solar Systems BTO Sales
Utility Solar Systems BTO Sales
Power Support Services

...THAT ALIGNS WITH ITS VIEW ON DISRUPTION OF THE ENERGY SECTOR...

Stage 1: Solar and storage build out

- What is likely to happen?
  - Solar hardware & EPC costs continue to fall sharply in line with Swanson's Law
  - Unsubsidized solar cheaper than grid in more and more places
  - Storage hardware expected to follow same path
  - We anticipate acceleration of solar projects being built
- Why?
  - Confluence of economics and governance (groundswell of boardroom desire to have clean power)

Stage 2: DG "network effect" proliferates

- What is likely to happen?
  - DG network effect expected to manifest with solar & storage critical mass
  - Power end users (especially CIG) expected to become power generators and some even expected to sell clean power
  - Community grid and microgrid systems expected to proliferate
  - Mass movement to off-grid (similar to movement from fixed line telephony)
- Why?
  - Confluence of economics of being off-grid (avoiding network charges) and resentment towards utility companies

Stage 3: Digitization of power into data

- What is likely to happen?
  - In a DG world, power expected to be digitized and synthesized into data
  - DG network effect expected to unlock big data on a global scale
  - Balance of power expected to shift from utilities who seek to maximize power consumption to end users who seek to optimize and "green label" power use
  - Big data will enable real time monitoring of consumption & production and matching of supply & demand (Airbnb style)
- Why?
  - Environmentally conscious sharing economy will drive this

...AND BUILDS TO AN END GAME OF A CIG FOCUSSED POWERCO 2.0

	CENTRALISED GENERATION & DISTRIBUTION				DISTRIBUTED GENERATION (DG)	
	OEM	DevCo & EPC	Utility Scale IPP	YieldCo	Residential IPP	CIG PowerCo 2.0
Selected Players	Trina JA Solar Canadian Solar Hanwha Q Cells	Conergy Gestamp Martifer Solar Century	Acciona Capital Stage Innergex Enel	Terraform NRG Yield Next Era Partners Foresight	Solar City Vivint Solar Sungevity	VivoPower
Core Purpose	Hardware supply	Service supply	Service supply Capital supply	Capital supply	Power supply Hardware supply	Power supply Data supply
Revenue Model	OEM margin	Dev fee margin EPC service margin	Dev fee margin EPC service margin Capital arbitrage	Capital arbitrage	Power sale margin Hardware margin	Power sale margin Data services margin
Power End User Engagement	×	×	×	×	✓	✓
Power End User Complexity	n/a	n/a	n/a	n/a	Medium	High

THE DECLINE IN THE SOLAR COST CURVE IS ACCELERATING...

Solar PV costs have been declining rapidly...



$100/W
154x reduction in costs
$0.65/W
1976
2014

Solar PV costs have dropped by a factor of 154x since the 1970s (while oil, coal, natural gas and nuclear have increased 35x, 6x, 15x and 10x respectively)

Source: Clean Disruption of Energy and Transportation (Tony Seba, 2014)

...and battery storage costs are set to do the same



$550/kWh
$300/kWh
$200/kWh
2014
2017
2020

Source: Battery Storage for Renewables: Market Status and Technology Outlook (© IRENA, 2015)

...AND WILL DRIVE STRONG GROWTH IN SOLAR PV PENETRATION

Installed solar PV capacity is growing exponentially, displacing "black energy" due to grid parity



Cumulative Capacity (GW)
300
250
200
150
100
50
0
Increase of installed power by a factor of 15x within seven years
16.9
24.8
43.5
72.4
103.4
144.6
190.7
246.9
2008
2009
2010
2011
2012
2013
2014
2015

Source: BNEF

Improving battery efficiency is driving demand for electric vehicles

- Battery take-up is forecast to grow exponentially over the medium term
- The electric vehicle (EV) is the primary beneficiary of advancements in the technology
- Worldwide EV sales nearly doubled between 2014 and 2015
- Expect to see EVs from Tesla, and also possibly Apple and Google, dominate and disrupt traditional combustion engine vehicles (CEV)
- This is expected to drive down demand for oil, gas and diesel dramatically

Source: U.S. Department of Energy

SIGNIFICANT DISRUPTION IS STILL TO OCCUR

Solar still only represents 1% of global energy production...



40%
30%
20%
10%
0%
Solar
Oil
Other
Nuclear
Hydro
Gas
Coal

Solar has yet to meaningfully capture market share from fossil fuels

Source: U.S. EIA, via: www.tsp-data-portal.org, accessed Feb. 2016

...but we expect growing grid parity will continue to propel solar as a driver of new capacity



5%
5%
9%
45%
16%
20%
Fossil fuels
Solar
Wind
Hydro
Nuclear
Other

Solar is the second largest contributor to new capacity globally and is forecast to overtake fossil fuels by 2022

Source: BNEF

STORAGE WILL AMPLIFY THE SOLAR VALUE PROPOSITION...

Utility-scale battery cell prices are forecast to decline significantly over the medium term...



USD/kWh
800
700
600
500
400
300
200
100
0
680
600
550
535
488
550550
300
535
465
350
500
200
500
400
2014
2017
2020
Flow batteries
Advanced lead-acid
Lithium-Ion
Sodium sulphur
Sodium metal halide

Source: Battery Storage for Renewables: Market Status and Technology Outlook (© IRENA, 2015)

...driving an increase in take-up and strong revenue growth for the battery technology sector



MW
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
18,000
15,000
12,000
9,000
6,000
3,000
0
Annual revenue (USD millions)
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Annual Power Capacity (MW)
Annual Revenue (US$'000)

Source: Battery Storage for Renewables: Market Status and Technology Outlook (© IRENA, 2015)

...AND CATALYSE A NEW DISTRIBUTED GENERATION ARCHITECTURE...

The global energy mix is shifting further towards renewables...



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
New energy capacity (%)
2016
2020
2024
2028
2032
2036
2040
Fossil Fuels
Renewables

Source: BNEF

..driving a new distributed generation energy architecture



SOLAR
STORAGE
WIND
GEOTHERMAL
TIDAL

- Solid, scalable renewables and battery technology will allow green power solutions to thrive in homes, businesses and utilities

...THAT WILL CANNIBALISE THE INCUMBENT GRID ECOSYSTEM

Existing energy architecture is a century old and inefficient...



- Single failure points can leave us in the dark

...dominated by high polluting fossil fuel generation


CO2 emissions from energy (tonnes millions)
35
30
25
20
15
10
5
1985
1990
1995
2000
2005
2010
2014

Source: U.S. EIA, via: www.tsp-data-portal.org, accessed Feb. 2016

DIGITIZATION OF THE MEDIA INDUSTRY HAS BEEN HUGELY DISRUPTIVE

Content and information in the media industry have become digitized into data

Global Advertising Spend by Select Mediums (US$m)



300,000
250,000
200,000
150,000
100,000
50,000
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F
2017F
2018F
2019F
2020F
Newspapers
Radio
Television
Internet

Source: PwC Global Entertainment and Media Outlook

Market Capitalisation of Select Media Companies (US$m)



1,000,000
100,000
10,000
1,000
100
10
2001
2003
2005
2007
2009
2011
2013
2015
NYSE:MNI
NYSE:LEE
NYSE:NYT
NASDAQ:GOOGL
NASDAQ:FB

Source: Capital IQ, as at 10 August 2016

DIGITIZATION OF THE POWER INDUSTRY IS LIKELY TO BE EVEN MORE SO

Just as with Content and Information, Power is likely to be digitized and become Data, paving the way for a Digital Utility



Distributed Generation enhanced by Big Data to facilitate matching of clean energy supply and demand
Smart grid and smart pipes allow automated controls to improve network resiliency, safety and efficiency
Back-office automation and data driven decision making
"Network effect" platform supports distributed generation networks and marketplaces
Data-driven preventative and condition-based asset maintenance and predictive outage
Field workforce with mobile access to maps, data, work management tools and real time expertise
Customer interactions governed by analysis of customer journeys, segmentation and personalized communication
High level of spatial awareness to enable energy load balancing

VIVOPOWER IS POSITIONING TO LEAD IN THIS NEW ENERGY WORLD

- CIG customers will face an increasingly complex energy ecosystem especially in a DG world where power is digitized
  - Energy management will not just be a "bottom line" expense item but also a data management exercise, in some cases a "top line revenue" item and a stakeholder engagement consideration
- For example:
  - A shopping centre with rooftop solar and a storage solution may generate more power than it consumes
  - The board of a school next door has decided to go 100% clean energy but the roof cannot support a solar system
  - In a DG world, VivoPower would be able to arrange for the shopping centre to sell / 'wheel' green power to the school
- We expect the industry will continue to evolve and increase in complexity
  - A "one size fits all" solution may not work e.g. different sites, each with unique rates, regulations, financing and weather conditions
  - Technology continues to evolve rapidly whilst regulation (rates and tariffs) change frequently and new financing solutions emerge (e.g. of unrated CIG PPA projects)

Energy management for CIG power users will become increasingly complex in a digitized DG world



ELECTRICITY
GROWING STAKEHOLDER CONCERNS
GAS
CHANGING REGULATIONS
TRANSMISSION & DISTRIBUTION
ENERGY USERS
NEW FINANCING OPTIONS
WIND
ENERGY MANAGEMENT TECHNOLOGIES
SOLAR
MICROGRIDS, NEW GENERATION & STORAGE TECHNOLOGIES

The global addressable CIG market in a digitized DG world is expected to be large, offering a significant opportunity for VivoPower in future

VIVOPOWER HAS ASSEMBLED A HIGHLY EXPERIENCED BOARD...

Non-Exec Chairman Kevin Chin (London, UK & Brisbane, AU)		• Founder and Executive Chairman of VivoPower's key shareholder, Arowana International Limited (part of Arowana & Co. group); CEO and board member of Arowana Inc. • Has extensive growth and turnaround experience as a CEO, CFO and COO including leadership role in building a global enterprise software business acquired by Oracle
CEO Dr. Philip Comberg (London, UK)		• Extensive global experience in the solar industry through various roles including Non-Executive Chairman of Solarcentury Holdings, Chairman and CEO of Conergy (leading its restructuring and sale to Kawa Capital), and board member of NASDAQ listed solar manufacturer Solarfun Power Holdings (now Hanwha Q Cells) • Has expertise in building solar portfolios in multiple jurisdictions and leading fast growing public companies
Non-Exec Director Peter Sermol (London, UK)		• Co-founder of North Star Solar Ltd, a company focused on installing rooftop PV and battery storage • Expert in global alternative investments and securitization; formerly a Director of Anca Capital Partners (London) and Managing Director of Amstel Securities (Toronto)
Non-Exec Director Gary Hui (San Francisco, USA)		• CIO of Arowana International Limited (part of Arowana & Co. group); also Portfolio Manager and Lead Analyst for the ASX listed Arowana Australasian Value Opportunities Fund ("AAVOF"); CFO, CIO and board member of Arowana Inc. • Has undertaken extensive forensic research on the solar industry globally
Non-Exec Director Edward Hyams (London, UK)		• Formerly a partner at Englefield Capital focusing on renewable energy; also was Non Executive Chairman of the UK Energy Saving Trust, the Utility Strategy Group and a board member of the Carbon Trust (UK) • Has worked in the energy industry since 1970, including as Managing Director at Eastern Group
Non-Exec Director To Be Advised (Non-UK Resident)		• Non-Executive Director identified • Appointment to be finalized in the near-term

...AND A STRONG LEADERSHIP TEAM

Group CFO David Pilotte (USA)	Group Finance Director Carl Weatherley-White (USA)	General Counsel Nicholas Olmsted (USA)	USA Head Dan Fleischer (USA)	Australasia Head Ben Tan (Australia)	Projects & Technology Head Dr. Rick Borry (USA)	Grid & Engineering Head Ken Allen (USA)
• Extensive experience in solar industry in both CFO and COO capacity • Previously CFO, Treasurer, Controller of various listed and unlisted companies • Qualified CPA (USA) and MBA (Houston)	• Previously President & CFO of Lightbeam Electric Company • Formerly a Managing Director at Barclays and Head of Project Finance at Lehman Brothers • Bachelor of Science (Brown); CFA holder	• Previously Managing Director of Financial Products with the commercial team at SunEdison • Also co-founded and co-managed InSource Energy, which he sold to SunEdison • Former GC at Mosaic and former GC and VP of Corporate Development at Serious Energy	• Previously Head of Acquisitions at Renewable Energy Trust ("RET"), which acquired 212MW of solar and wind assets during his 2 year tenure • Formerly an investment banker with Goldman Sachs and UBS in New York; MBA (Stanford)	• Previously founded and built an independent power producer (IPP) company with 40MW of generation • Formerly an investment banker with Azure Capital • Dual degrees in commerce (finance) and electrical engineering (UWA)	• Formerly CTO at Principal Solar • Founder of Capstone Solar where he led project development and technology; also founded Principal Solar Institute • Doctorate in chemical engineering from UCLA (Berkeley)	• Previously COO of Principal Solar, where he oversaw the site, grid & engineering aspects of solar projects • Formerly an energy executive with TXU Energy for 30 years where he oversaw construction of several GW of power assets

VIVOPOWER GENERATES UPFRONT & RECURRING REVENUES...

Solar Systems BTO Sales	Power Support Services	Power Generation	Energy Services
Upfront revenues derived from the BTO (build, transfer and operate) model encompassing financing, structuring, advisory, engineering, equipment procurement and project management for developers and asset owners	Recurring revenues derived from ongoing asset monitoring and maintenance, performance management and production optimization using next generation solar analytics technology	Recurring revenues derived from operational solar power plants around the world underpinned by long term PPA contracts in which VivoPower has decided to maintain a residual ownership interest	Recurring and upfront revenues derived from VivoPower's various other energy activities including engineering, design, equipment procurement and sales, energy efficiency and technology consulting services

VivoPower derives upfront revenue from solar systems BTO sales (utility groundmount and C&I rooftop) and recurring revenues from power support services, power asset management, power generation and energy services

...WITH A GROWING RECURRING FCF PROFILE

VivoPower has different sources of recurring revenues by virtue of its business model

- Recurring revenue generated by:
  - Power Support Services
  - Power Generation
  - Power Asset Management Services
- This allows VivoPower to generate increasing recurring FCFs each year even if BTO revenues stay relatively constant



Yr1
Yr2
Yr3
Yr4
Yr5

Parallels between VivoPower and the Enterprise & Application Software sectors

- ✓ Sticky installed customer base
- ✓ Growing long-term recurring / contracted income stream
- ✓ Complemented by upfront BTO sales revenues
- ✓ Growing FCF and cash balance over time
- ✓ Diversified business model and source of earnings
- ✓ Strong growth potential
- ✓ Technology literacy and innovation as a core competency
- ✓ Agile, flexible and evolving

VIVOPOWER'S GROWTH OUTLOOK IS STRONG...



Forecast Pro Forma Group Revenue (US$m)
Revenue CAGR: 20%
47.9
57.4
69.1
2017
2018
2019



Forecast Pro Forma Group EBIT(1) (US$m)
EBIT CAGR: 23%
17.6
21.6
26.4
2017
2018
2019

VivoPower has already contracted a significant amount of its forecast revenue for FY17

(1) EBIT is a non-IFRS measure. See the Appendices for a reconciliation of EBIT to the most comparable IFRS financial measure

...UNDERPINNED BY A VISIBLE GLOBAL PIPELINE OF OPPORTUNITIES



Pipeline overview (GW) and project type (%)
12.5GW
45.7%
54.3%
1.75GW
51.1%
48.9%
Leads
Qualified Leads (Stage 1 Pipeline)
Utility
CIG



Forecast MW executed by year
Estimated pipeline conversion rate required to achieve forecast
26.5% [1]
9.6%
12.9%
125MW
168MW
226MW
FY17
FY18
FY19

(1) Represents FY17 pipeline conversion run-rate, defined as the proportion of live projects in execution phase compared to the total active qualified leads (Stage 1 Pipeline) at 31 Mar 2016

VivoPower's financial forecasts are based conservative pipeline conversion metrics, with potential for VivoPower to exceed these forecasts if it is able to achieve an FY18 and FY19 conversion rate in line with its FY17 run-rate

AGENDA

VIVOPOWER: PRO FORMA HISTORIC & FORECAST STATEMENT OF INCOME

Pro Forma Statement of Income (US$M)	PF Historic 31-Mar-16	PF Forecast 31-Mar-17	PF Forecast 31-Mar-18	PF Forecast 31-Mar-19
Solar systems BTO sales revenue	-	21.9	29.6	39.8
Power support services revenue	-	0.1	0.2	0.3
Power generation revenue	-	0.0	0.4	0.4
Energy services revenue	26.2	25.8	27.0	28.4
Other revenue	-	0.1	0.1	0.2
Total revenue	**26.2**	**47.9**	**57.4**	**69.1**
Growth			*19.8%*	*20.3%*
Employee benefits expenses	(13.2)	(14.0)	(18.2)	(22.2)
Other expenses	(14.0)	(15.9)	(17.2)	(20.0)
Total expenses	(27.3)	(29.9)	(35.4)	(42.2)
Growth			*18.4%*	*19.1%*
EBITDA(1)	**(1.1)**	**18.0**	**22.0**	**26.9**
Growth			*22.1%*	*22.3%*
Margin		*37.6%*	*38.3%*	*38.9%*
D&A	(0.4)	(0.5)	(0.4)	(0.5)
EBIT(1)	**(1.6)**	**17.6**	**21.6**	**26.4**
Growth			*22.8%*	*22.5%*
Margin		*36.7%*	*37.6%*	*38.2%*
Net interest	(0.0)	(0.3)	0.1	0.5
Income tax expense	(0.6)	(4.7)	(5.4)	(6.2)
Underlying NPAT(1)	**(2.2)**	**12.5**	**16.3**	**20.7**
Abnormal items (1)	(2.0)	(2.7)	(2.0)	(2.0)
Profit / (loss) for the year	**(4.2)**	**9.8**	**14.2**	**18.7**

(1) EBITDA, EBIT, Underlying NPAT and Abnormal items are non-IFRS measures. See the Appendices for a reconciliation of these measures to the most comparable IFRS financial measures

Basis of Preparation

- Gives effect to the proposed business combination as if it was effected on April 1, 2015. Adjustments in the pro forma historic are based on article 11 of Reg S-X (i.e. they are directly attributable to the transaction, factually supportable and, for the Statement of Income, expected to have a continuing impact)
- Excludes transaction fees and expenses associated with the business combination

Historic Financial Performance

- FY16 EBIT(1) reflects the results of Aevitas and some of the costs associated with the establishment of VivoPower globally (with the VivoPower business not yet commencing material revenue generation)

Forecast Financial Performance

- VivoPower's solar business is on track to generate strong profitability in FY17 with solar systems BTO sales revenue being realised
  - Over 50% of forecast solar systems BTO sales revenue for FY17 has already been contracted
- Strong growth is expected to continue beyond FY17, underpinned by conversion of a growing pipeline of projects globally
  - Revenue forecasts are based on conservative pipeline conversion rates
  - EBIT(1) forecasts reflect conservative profit margins as well as a conservative budgeting of a significant step-up in employee related costs to support growth

Note: The unaudited pro forma Statement of Income is preliminary and subject to change prior to the filing of VivoPower's registration statement on Form F-4. As such, the unaudited pro forma financial information herein is intended for informational purposes only and may not, in all material respects, present the combined company's financial information. Readers should be cautioned that actual financial information may differ materially from the pro forma financial information set forth herein.

VIVOPOWER: PRO FORMA FY16 STATEMENT OF FINANCIAL POSITION

Unaudited Pro Forma Statement of Financial Position (US$'000s)	VivoPower International	Aevitas	VivoPower Australia	Pro Forma Adjustments	ARWA IBC	Purchase Price Adjustments	Pro Forma Combined
Cash and cash equivalents	28	1,419	672	-	40,461	(33,115)	9,465
Trade and other receivables	-	5,404	62	451	-	-	5,917
Inventories	-	364	-	-	-	-	364
Other assets	-	136	174	-	-	-	310
Total current assets	**28**	**7,323**	**908**	**451**	**40,461**	**(33,115)**	**16,056**
Investments in associates	-	-	-	4,527	-	(4,527)	-
Note receivable	7,875	-	-	-	-	-	7,875
Property, plant and equipment	3	1,388	953	-	-	-	2,344
Intangible assets	-	9,509	835	-	-	44,432	54,776
Other non-current assets	-	-	503	-	-	-	503
Deferred tax asset	-	956	5	(478)	-	-	483
Total non-current assets	**7,878**	**11,853**	**2,296**	**4,049**	-	**39,905**	**65,981**
Trade and other payables	186	2,735	115	-	-	1,456	4,492
Borrowings – related party	8,001	-	-	-	-	-	8,001
Borrowings	-	1,203	-	(24)	-	-	1,179
Employee benefits	-	1,299	-	-	-	-	1,299
Current tax liabilities	-	97	-	-	-	-	97
Total current liabilities	**8,187**	**5,334**	**115**	**(24)**	-	**1,456**	**15,068**
Borrowings	-	16,244	1,032	-	-	(16,099)	1,177
Employee benefits	-	218	-	-	-	-	218
Deferred tax liabilities	-	6	-	1,359	-	5,781	7,146
Total non-current liabilities	-	**16,468**	**1,032**	**1,359**	-	**(10,318)**	**8,541**
Net assets	(281)	(2,626)	2,057	3,165	40,461	15,652	58,428

Note: The unaudited pro forma Statement of Financial Position gives effect to the proposed business combination as if it was effected on 31 March 2016. Please note that the unaudited pro forma Statement of Financial Position is preliminary and subject to change prior to the filing of VivoPower's registration statement on Form F-4. As such, the unaudited pro forma financial information herein is intended for informational purposes only and may not, in all material respects, present the combined company's financial information. Readers should be cautioned that actual financial information may differ materially from the pro forma financial information set forth herein.

PEER TRADING MULTIPLES

- VivoPower is a unique business with few public or private peers, given its capital efficient business model
- Nevertheless, there are a small number of listed companies of comparable size, operating in similar markets and with similar business models globally – with the most relevant peers being Infigen, Sky Solar and SPCG
- In addition, the ASX 200 and ASX Small Industrials indices are useful valuation benchmarks from an Australian market perspective

		Mkt Cap	EV	March-17 Calendarized				March-18 Calendarized				FY17 EBITDA[1]
Company	Listing	(US$m)	(US$m)	EV/Rev	EV/EBITDA[1]	EV/EBIT[1]	P/E	EV/Rev	EV/EBITDA[1]	EV/EBIT[1]	P/E	Margin
Infigen Energy	ASX	709	1,279	9.0x	12.7x	21.4x	nmf	8.7x	12.3x	20.1x	38.7x	71%
RedFlow Limited	ASX	114	111	13.5x	nmf	nmf	nmf	3.3x	nmf	nmf	nmf	nmf
Sky Solar Holdings, Ltd.	Nasdaq	134	219	3.3x	11.2x	18.1x	nmf	nmf	nmf	nmf	nmf	30%
SPI Energy Co., Ltd.	Nasdaq	186	370	nmf	nmf	nmf	nmf	nmf	nmf	nmf	nmf	nmf
Shunfeng International Clean Energy	SEHK	606	2,468	nmf	nmf	nmf	nmf	nmf	nmf	nmf	nmf	nmf
Thai Solar Energy Public Company	SET	221	224	nmf	nmf	nmf	13.8x	13.6x	23.4x	nmf	12.7x	38%
SPCG Public Company Limited	SET	585	949	6.2x	8.1x	9.6x	8.4x	5.9x	7.8x	9.1x	7.3x	77%
Mean				8.0x	10.7x	16.4x	11.1x	7.9x	14.5x	14.6x	19.6x	54%
Median				7.6x	11.2x	18.1x	11.1x	7.3x	12.3x	14.6x	12.7x	54%
ASX 200				*2.7x*	*11.0x*	*16.2x*	*16.7x*	*2.6x*	*10.2x*	*14.7x*	*15.4x*	*25%*
ASX Small Industrials				*1.4x*	*10.6x*	*13.2x*	*16.7x*	*1.3x*	*9.7x*	*12.0x*	*15.0x*	*12%*
VivoPower (at $10.20 share price)	*Nasdaq*	*174*	*162*	*3.4x*	*9.0x*	*9.2x*	*13.9x*	*2.8x*	*7.3x*	*7.5x*	*10.7x*	*38%*

Source: Capital IQ, Bloomberg as at 10 August 2016

On an FY17 EBIT multiple basis, VivoPower is being valued at a ~30% discount to the ASX Small Industrials Index, and a ~45% discount to its peer average

(1) EBITDA and EBIT are non-IFRS measures. See the Appendices for a reconciliation of these measures to the most comparable IFRS financial measures for VivoPower

RECONCILIATION OF EARNINGS METRICS TO IFRS FINANCIAL MEASURES

Pro Forma Statement of Income Reconciliation (US$M)	PF Historic 31-Mar-16	PF Forecast 31-Mar-17	PF Forecast 31-Mar-18	PF Forecast 31-Mar-19
Profit / (loss) for the year	(4.2)	9.8	14.2	18.7
Add back:				
Non-recurring advisory and management fee expenses	-	1.0	-	-
Amortization of identified intangibles recognized in business combinations	2.9	2.9	2.9	2.9
Income tax effect of the above	(0.9)	(1.2)	(0.9)	(0.9)
Subtotal: Abnormal Items	*2.0*	*2.7*	*2.0*	*2.0*
Underlying NPAT *(profit / (loss) for the year adding back abnormal items)*	**(2.2)**	**12.5**	**16.3**	**20.7**
Add back:				
Income tax expense	0.6	4.7	5.4	6.2
Net interest expense	0.0	0.3	(0.1)	(0.5)
EBIT	**(1.6)**	**17.6**	**21.6**	**26.4**
Add back:				
Depreciation and amortization expense	0.4	0.5	0.4	0.5
EBITDA	**(1.1)**	**18.0**	**22.0**	**26.9**

Note: The unaudited pro forma financial information presented herein is preliminary and subject to change prior to the filing of VivoPower's registration statement on Form F-4. As such, the unaudited pro forma financial information herein is intended for informational purposes only and may not, in all material respects, present the combined company's financial information. Readers should be cautioned that actual financial information may differ materially from the pro forma financial information set forth herein.



“I’d put my money on the sun and solar energy”

Thomas Edison (1931)